Exhibit 99.1

Ronald E. Seeholzer
Vice President
Investor Relations

FirstEnergy Corp.
76 S. Main Street
Akron, Ohio 44308
(330) 384-5415

October 31, 2011

TO THE INVESTMENT COMMUNITY:1

Our Davis-Besse Nuclear Power Station safely shut down on October 1 for a scheduled outage to install a new reactor vessel head and to complete other maintenance activities.  This past weekend, the new reactor head was successfully transported into containment.

  This Letter provides an update on activities at Davis-Besse, where a sub-surface hairline crack was identified in one of the exterior architectural elements on the Shield Building on October 10 following opening of the building for installation of the new reactor head. These elements serve as architectural features and do not have structural significance.

The Shield Building is a 2½-foot-thick reinforced concrete structure that provides protection from natural phenomena including wind and tornados.  This building surrounds the 1½-inch carbon steel containment vessel.  The containment vessel is a leak-tight pressure barrier that prevents fission products from leaving the plant.  There is a 4 ½-foot air space between the containment vessel and the Shield Building.  The architectural elements of the Shield Building protrude up to 18 inches from the main portion of the building.

During investigation of the crack at the Shield Building opening, concrete samples and electronic testing found similar sub-surface hairline cracks in most of the building’s architectural elements.  The team of industry-recognized structural concrete experts and Davis-Besse engineers evaluating this condition has determined the cracking does not affect the facility’s structural integrity or safety.

Our investigation also identified other indications.  Included among them were sub-surface hairline cracks in two localized areas of the Shield Building similar to those found in the architectural elements.  We have determined these two areas are not associated with the architectural element cracking and are investigating them as a separate issue.  Our overall investigation and analysis continues.  We currently expect Davis-Besse to return to service around the end of November.

1 Please see the Forward-looking Statements at the end of this letter.

The Nuclear Regulatory Commission’s (NRC) inspectors have been on site throughout the outage observing activities, including our assessment of the Shield Building cracks.

A copy of this letter and a diagram and photographs are available on our Investor Information website – www.firstenergycorp.com/ir.

Safety is our top priority at Davis-Besse, and we will ensure these issues are appropriately addressed before we restart the facility.  As we continue this work, we will keep you informed of our progress and our safe return of Davis-Besse to service.

Upcoming FirstEnergy Investor Events

3rd Quarter, 2011 Earnings Release Conference Call
November 1, 2011

46th Annual EEI Financial Conference
November 6-9, 2011
Lake Buena Vista, FL

BMO Capital Markets 7th Annual Utilities & Pipeline Day
November 29, 2011
New York, NY

If you have any questions concerning the information in this update, please contact me at (330) 384-5415, Irene Prezelj, executive director of Investor Relations, at (330) 384-3859, or Rey Jimenez, manager of Investor Relations, at (330) 761-4239.

Sincerely,

/s/ Ronald E. Seeholzer
Ronald E. Seeholzer
Vice President, Investor Relations

Forward-looking Statements

This Letter to the Investment Community includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms "anticipate," "potential," "expect," "believe," "estimate" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual results may differ materially due to: the speed and nature of increased competition in the electric utility industry, the impact of the regulatory process on the pending matters in the various states in which we do business including, but not limited to, matters related to rates, the status of the PATH project in light of PJM's direction to suspend work on the project pending review of its planning process, its re-evaluation of the need for the project and the uncertainty of the timing and amounts of any related capital expenditures, business and regulatory impacts from ATSI's realignment into PJM Interconnection, L.L.C., economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices and availability, financial derivative reforms that could increase our liquidity needs and collateral costs, the continued ability of FirstEnergy's regulated utilities to collect transition and other costs, operation and maintenance costs being higher than anticipated, other legislative and regulatory changes, and revised environmental requirements, including possible GHG emission, water intake and coal combustion residual regulations, the potential impacts of any laws, rules or regulations that ultimately replace CAIR including the Cross-State Air Pollution Rule (CSAPR) and the effects of the EPA's recently released MACT proposal to establish certain mercury and other emission standards for electric generating units, the uncertainty of the timing and amounts of the capital expenditures that may arise in connection with any NSR litigation or potential regulatory initiatives or rulemakings (including that such expenditures could result in our decision to shut down or idle certain generating units), adverse regulatory or legal decisions and outcomes with respect to our nuclear operations (including, but not limited to, the revocation or non-renewal of necessary licenses, approvals or operating permits by the NRC, including as a result of the incident at Japan's Fukushima Daiichi Nuclear Plant), issues that could delay the current outage at Davis-Besse for the installation of the new reactor vessel head, including indications of cracking in the plant’s shield building currently under investigation, adverse legal decisions and outcomes related to Met-Ed's and Penelec's ability to recover certain transmission costs through their transmission service charge riders, the continuing availability of generating units and changes in their ability to operate at or near full capacity, replacement power costs being higher than anticipated or inadequately hedged, the ability to comply with applicable state and federal reliability standards and energy efficiency mandates, changes in customers' demand for power, including but not limited to, changes resulting from the implementation of state and federal energy efficiency mandates, the ability to accomplish or realize anticipated benefits from strategic goals, efforts, and our ability, to improve electric commodity margins and the impact of, among other factors, the increased cost of coal and coal transportation on such margins, the ability to experience growth in the distribution business, the changing market conditions that could affect the value of assets held in FirstEnergy's nuclear decommissioning trusts, pension trusts and other trust funds, and cause FirstEnergy to make additional contributions sooner, or in amounts that are larger than currently anticipated, the ability to access the public securities and other capital and credit markets in accordance with FirstEnergy's financing plan, the cost of such capital and overall condition of the capital and credit markets affecting FirstEnergy and its subsidiaries, changes in general economic conditions affecting FirstEnergy and its subsidiaries, interest rates and any actions taken by credit rating agencies that could negatively affect FirstEnergy's and its subsidiaries' access to financing or their costs and increase requirements to post additional collateral to support outstanding commodity positions, LOCs and other financial guarantees, the continuing uncertainty of the national and regional economy and its impact on the major industrial and commercial customers of FirstEnergy's subsidiaries, issues concerning the soundness of financial institutions and counterparties with which FirstEnergy and its subsidiaries do business, issues arising from the recently completed merger of FirstEnergy and Allegheny Energy, Inc. and the ongoing coordination of their combined operations including FirstEnergy's ability to maintain relationships with customers, employees or suppliers, as well as the ability to successfully integrate the businesses and realize cost savings and any other synergies and the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect, the risks and other factors discussed from time to time in FirstEnergy's and its applicable subsidiaries' SEC filings, and other similar factors. The foregoing review of factors should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy's business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy expressly disclaims any current intention to update any forward-looking statements contained herein as a result of new information, future events or otherwise.